Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Cash and Cash Equivalents	Cash and cash equivalents

	$ million
	Dec 31, 2024	Dec 31, 2023
Cash	5,551	5,886
Short-term bank deposits	10,706	6,590
Money market funds, reverse repos and other cash equivalents	22,853	26,298
Total	39,110	38,774
In 2024, cash continued to be invested with an emphasis on capital preservation. Information about credit risk is presented in Note 26. Included in cash and cash equivalents at December 31, 2024, were amounts totalling $1,274 million (2023: $460 million) subject to currency controls or other legal restrictions. The increase mainly relates to cash recognised in respect of joint arrangements.